Commitment and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
23.
Commitments and Contingencies
(a)
Contractual Purchase Commitments

The Group has entered into non-cancellable agreements related to the purchase of network equipment and construction related cost from third party vendors. As of December 31, 2024, contractual purchase commitments with respect to these servers consist of the following:

Contractual Purchase Commitments
(in US$ thousands)
2024	$75,361

(b)
Contingencies

On February 9, 2024, the trustee of the bankruptcy estate of an individual (the “Debtor”) commenced an adversary proceeding against Agora Lab, Inc. in the United States Bankruptcy Court for the District of Connecticut. In the adversary proceeding, the trustee alleges that certain transfers of $3.6 million made by entities affiliated with the Debtor to Agora Lab, Inc. can be clawed back into the Debtor's bankruptcy estate. Agora Lab, Inc. was sent to a mediation process, along with numerous other similar situated parties who are defending similar claims brought by the trustee.

In October 2024, Agora Lab, Inc. together with other defendants filed a motion to dismiss the adversary proceeding. In March 2025, the bankruptcy court denied the joint defense group’s motion to dismiss, setting the stage for the joint defense group to file an interlocutory appeal challenging the decision.

Based on the information available prior to issuance of the financial statements, the likelihood of an unfavorable outcome is neither probable nor remote, and the Group is also unable to reasonably estimate the amount or the range of any liability in the event of an unfavorable outcome.